SUPPLEMENT TO THE

FIDELITY® U.S. GOVERNMENT RESERVES AND
FIDELITY CASH RESERVES

Funds of Fidelity Phillips Street Trust

January 29, 2004

STATEMENT OF ADDITIONAL INFORMATION

The following information supplements the information found under Cash Reserves' "Concentration" fundamental investment limitation in the "Investment Policies and Limitations" section beginning on page 2.

For purposes of the fund's concentration limitation discussed above, Fidelity Management & Research Company (FMR) deems the financial services industry to include the group of industries within the financial services sector.

The "Margin Purchases" header has been removed from the "Investment Policies and Limitations" section on page 3.

Effective May 7, 2004, the following information replaces similar information found under the heading "Custodians" in the "Description of the Trust" section on page 29.

Custodians. JPMorgan Chase Bank, 270 Park Avenue, New York, New York, is custodian of the assets of U.S. Government Reserves. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of Cash Reserves. Each custodian is responsible for the safekeeping of a fund's assets and the appointment of any subcustodian banks and clearing agencies. JPMorgan Chase Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets of Cash Reserves in connection with repurchase agreement transactions. The Bank of New York, headquartered in New York, also may serve as a special purpose custodian of certain assets of U.S. Government Reserves in connection with repurchase agreement transactions.

CAS/FUSB-04-02 May 7, 2004
1.475755.113